UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003
                                                  ----------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)


 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 12.  Results of Operation and Financial Condition

     On November 4, 2003, EMC Insurance Group Inc. issued a press release reporting its earnings for the third quarter and nine months ended September 30, 2003. The press release also announced the declaration of a dividend of $0.15 per share of common stock payable November 24, 2003 to shareholders of record as of November 17, 2003. The press release is furnished as Exhibit 99.1.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese,
                                    Vice President & Chief Financial Officer
November 4, 2003


                                EXHIBIT INDEX
                                -------------

Exhibit No.             Description
-----------             ------------------------------------------------------

99.1 Press release dated November 4, 2003 of EMC Insurance Group Inc. (furnished pursuant to Item 12 hereof)